                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BARNES & NOBLE, INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                   PRELIMINARY

                              [BARNES & NOBLE LOGO]

                                122 FIFTH AVENUE
                            NEW YORK, NEW YORK 10011

                                                                     May 1, 1998

Dear Stockholder:

You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Barnes & Noble, Inc. The meeting will be held at 10:00 a.m., New York City time, on Wednesday, June 3, 1998 at the Marriott Marquis, 1535 Broadway at West 45th Street, New York, New York.

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

Whether or not you plan to attend the meeting, we hope you will have your shares represented at the meeting by completing, signing and returning your Proxy Card in the enclosed postage paid return envelope promptly.

                                   Sincerely,

                                   MICHAEL N. ROSEN

                                   Secretary

                                   PRELIMINARY

                              [BARNES & NOBLE LOGO]

                                122 FIFTH AVENUE
                            NEW YORK, NEW YORK 10011

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 1998

The Annual Meeting of Stockholders of Barnes & Noble, Inc. (the "Company") will be held at the Marriott Marquis, 1535 Broadway at West 45th Street, New York, New York, at 10:00 a.m., New York City time, on Wednesday, June 3, 1998 for the following purposes:

          1. To elect three Directors to serve until the 2001 annual meeting of stockholders and until their respective successors are duly elected and qualified;

          2. To approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock;

          3. To approve an amendment to the Barnes & Noble, Inc. 1996 Incentive Plan increasing the number of shares available for issuance;

          4. To ratify the appointment of BDO Seidman, LLP as independent certified public accountants for the Company's fiscal year ending January 30, 1999; and

          5. To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

Only holders of record of Common Stock as of the close of business on April 15, 1998 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

                                                                MICHAEL N. ROSEN
                                                                Secretary

New York, New York
May 1, 1998

              WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD.

                                   PRELIMINARY

                              BARNES & NOBLE, INC.
                                122 FIFTH AVENUE
                            NEW YORK, NEW YORK 10011

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 3, 1998

                                  INTRODUCTION

This Proxy Statement and enclosed Proxy Card are being furnished commencing on or about May 1, 1998 in connection with the solicitation by the Board of Directors of Barnes & Noble, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders to be held on June 3, 1998 (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of the nominees listed below under the caption "Election of Directors-- Information Concerning the Directors and Nominees--Nominees for Election as Director,", FOR the adoption of the amendment to the Company's Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") increasing the number of authorized shares of Common Stock, FOR the adoption of the amendment to the Company's 1996 Incentive Plan (the "1996 Incentive Plan") increasing the number of shares available for issuance, FOR the ratification of the appointment of BDO Seidman, LLP as independent certified public accountants for the Company's fiscal year ending January 30, 1999 (collectively, the "Proposals"), and in the discretion of the proxies named on the Proxy Card with respect to any other matters properly brought before the Meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof by submitting a subsequent proxy or by attending the Meeting and voting in person.

Only holders of record of the Company's voting securities as of the close of business on April 15, 1998 are entitled to notice of and to vote at the Meeting. As of the record date, 68,228,566 shares of Common Stock, par value $.001 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Meeting. The presence of a majority of the combined outstanding shares of the Common Stock represented in person or by proxy at the Meeting will constitute a quorum.

The three nominees for Director receiving the highest vote totals will be elected as Directors of the Company to serve until the 2001 annual meeting of stockholders. The proposal to amend the restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date. In determining whether the proposal to amend the Restated Certificate of Incorporation has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against that proposal.


The proposal to adopt the amendment to the 1996 Incentive Plan, to ratify the Company's independent certified public accountants, and all other matters to be voted on at the Meeting, will be decided by the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy at the Meeting. Thus, abstentions and broker non-votes will not be included in vote totals with respect to such proposals and will have no effect on the outcome of the votes with respect thereto. It should be noted that all of the Directors and executive officers of the Company, together with principal stockholders of the Company with which they are affiliated, own or control the voting power of approximately 22.7% of the Common Stock outstanding as of April 15, 1998, and have advised the Company that they intend to vote in favor of all of the Proposals.


A Proxy Card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage paid if mailed in the United States.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

INFORMATION CONCERNING THE DIRECTORS AND NOMINEES

The Board of Directors currently consists of nine Directors. The Directors currently are divided into three classes, consisting of three members whose terms expire at the Meeting, three members whose terms expire at the 1999 annual meeting of stockholders and three members whose terms expire at the 2000 annual meeting of stockholders.

Background information with respect to the Board of Directors and nominees for election as Directors, all of whom are incumbent Directors, appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of the Company.

                                        DIRECTOR
                   NAME           AGE     SINCE                      POSITION
                   ----           ---     -----                      --------

Leonard Riggio (1)                57       1986      Chairman of the Board and
                                                        Chief Executive Officer
Stephen Riggio                    43       1997      Vice Chairman
Matthew A. Berdon (2)(3)          78       1992      Director

William Dillard, II (1)           53       1993      Director
Jan Michiel Hessels (2)           55       1990      Director
Irene R. Miller                   46       1997      Director
Margaret T. Monaco (2)            50       1995      Director
Michael N. Rosen                  57       1986      Secretary and Director
William Sheluck, Jr. (1)(2)(3)    57       1993      Director

--------------------------------------------------------------------------------
(1) Member of Nominating Committee
(2) Member of Compensation Committee
(3) Member of Audit Committee

At the Meeting, three Directors will be elected, each to hold office for a term of three years and until his or her successor is elected and qualified. Leonard Riggio, Jan Michiel Hessels and William Sheluck, Jr. are nominees for election as Directors at the Meeting, each to hold office for a term of three years until the annual meeting of stockholders to be held in 2001. The terms of Stephen Riggio, Matthew A. Berdon and Margaret T. Monaco expire in 1999; and the terms of William Dillard II, Irene R. Miller and Michael N. Rosen expire in 2000. Each of the nominees has consented to serve, if elected. However, if any nominee is unable to stand for election, proxies may be voted for a substitute designated by the Board of Directors.

Nominees for Election as Director

The following individuals are nominees for Director at the Meeting:

LEONARD RIGGIO has been Chairman of the Board, Chief Executive Officer and a principal stockholder of the Company since its inception in 1986. Since 1965, Mr. Riggio has been Chairman of the Board, Chief Executive Officer and the principal stockholder of Barnes & Noble College Bookstores, Inc. ("B&N College"), one of the largest operators of college bookstores in the country.* For more than the past five years, Mr. Riggio has been Chairman of the Board and a principal beneficial owner of MBS Textbook Exchange, Inc. ("MBS"), one of the nation's largest wholesalers of college textbooks.* Mr. Riggio is also the principal member and sole Manager of Babbage's Etc. LLC, a national retailer of personal computer software and video games.

* Based upon sales reported in trade publications and public filings.

JAN MICHIEL HESSELS has been a Director of the Company since October 1990. Mr. Hessels has been the Chief Executive Officer of Vendex International N.V. ("Vendex") since June 1990. Vendex is a multi-billion dollar Netherlands-based corporation with substantial international retailing operations. From January 1985 until January 1990, Mr. Hessels was President and Chief Executive Officer of N.V. Deli-Maatschappij, an international trading company, as well as a director of its parent company, Universal Corp. Mr. Hessels is also a director of Amsterdam Stock Exchange, BAM Holding N.V., Yule Catto Plc., Schiphol Airport, Royal Van Ommeren and Staal Bank.


WILLIAM SHELUCK, JR. has been a Director of the Company since November 1993. Mr. Sheluck formerly was the President, Chief Executive Officer and a director of Nationar, a New York State-chartered commercial bank providing services to financial institutions and corporations, from 1983 until his retirement in April 1993. Mr. Sheluck is also the Treasurer and a director of New Life of New York City, Inc., a not-for-profit organization which provides services to disadvantaged teenagers.

The Board of Directors recommends that the stockholders vote FOR the election of each nominee for Director named above. Proxies solicited hereby will be voted FOR each nominee named above unless a vote against a nominee or an abstention is specifically indicated.

Other Directors whose Terms of Office Continue after the Meeting

STEPHEN RIGGIO has been a Director of the Company since April 1997 and was appointed Vice Chairman of the Company in December 1997. Mr. Riggio was Chief Operating Officer of the Company from February 1995 until December 1997. Since February 1997 Mr. Riggio has been Chairman and Chief Executive Officer of BarnesandNoble.com Inc., a wholly owned subsidiary of the Company. Mr. Riggio was President of B. Dalton Bookseller, Inc. ("B. Dalton"), a wholly owned subsidiary of the Company, from July 1993 to February 1995, and he was Executive Vice President, Merchandising of the Company from January 1987 to February 1995. For 13 years prior to January 1987, Mr. Riggio held various merchandising and marketing positions at B&N College. Mr. Riggio is Leonard Riggio's brother.

MATTHEW A. BERDON has been a Director of the Company since June 1992. Mr. Berdon has been a partner in the certified public accounting firm of Ferro Berdon & Company ("Ferro Berdon") for more than the past five years. In January 1998, Ferro Berdon merged into the accounting firm of Urbach, Kahn & Werlin, and Mr. Berdon became Chairman of the New York Division of that firm. Mr. Berdon is also a director of B&N College.

WILLIAM DILLARD, II has been a Director of the Company since November 1993. Mr. Dillard is the President and Chief Operating Officer of Dillard's, positions he has held since 1977, and he has been a director of Dillard's since 1968. Mr. Dillard is also a director of Simon Property Group, Texas Commerce Bancshares Inc. and Acxiom Corp.

IRENE R. MILLER has been a Director of the Company since May 1995. Ms. Miller was Chief Financial Officer of the Company from September 1993 to June 1997 and Vice Chairman of the Company from September 1995 to June 1997. She joined the Company in January 1991 and held various positions until she was appointed Chief Financial Officer in 1993. From July 1986 to December 1990, Ms. Miller held various positions in the Retail Industry Group for Morgan Stanley & Co. Incorporated's Investment Banking Department, most recently as a Principal. From 1982 to 1986, she was a Vice President of Corporate Finance at Rothschild, Inc. Ms. Miller is also a director of Oakley, Inc.

MARGARET T. MONACO has been a Director of the Company since May 1995. Ms. Monaco has been the Vice President and Chief Administrative Officer of KECALP, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc. since April 1998. KECALP, Inc. is the general partner for a number of limited partnerships which are operated exclusively for the benefit of Merrill Lynch employees. Previously, Ms.

Monaco had been the Principal of Probus Advisors, a management and financial consulting firm, since July 1993 and Vice President and Treasurer of The Limited, Inc., a national specialty retailing firm, from October 1987 to June 1993. Ms. Monaco is also a director of Crown American Realty Trust and Cooker Restaurant Corporation.

MICHAEL N. ROSEN has been Secretary and a Director of the Company since its inception in 1986 and a senior member of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Company, for more than the past five years. Mr. Rosen is also a director of B&N College and MBS.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors met four times during the fiscal year ended January 31, 1998 and acted by unanimous written consent on four additional occasions. All Directors attended at least 75% of all of the meetings of the Board of Directors and the committees thereof on which they served during the fiscal year ended January 31, 1998.

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. In March 1997, the Incentive Plan Committee of the Board of Directors was merged into the Compensation Committee.

Audit Committee. The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent certified public accountants concerning the scope of their examination of the books and records of the Company, recommending to the Board of Directors the appointment of independent certified public accountants, reviewing related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The current members of the Audit Committee are Messrs. Sheluck (Chairman) and Berdon, none of whom is, or has ever been, an officer or employee of the Company. The Audit Committee met twice during the fiscal year ended January 31, 1998.

Compensation Committee. The principal function of the Compensation Committee is to make recommendations to the Board of Directors with respect to matters regarding the approval of employment agreements, management and consultant hiring and executive compensation. The current members of the Compensation Committee are Mr. Berdon (Chairman), Mr. Hessels, Ms. Monaco and Mr. Sheluck, none of whom is, or has ever been, an officer or employee of the Company. Ms. Monaco joined the Compensation Committee in March 1997 upon the merger of that Committee with the former Incentive Plan Committee. The Compensation Committee met three times during the fiscal year ended January 31, 1998 and acted by unanimous written consent on eight additional occasions. As of March 1997, the Compensation Committee assumed the principal function of the former Incentive Plan Committee which is to make grants of options to purchase Common Stock and of restricted shares of Common Stock under the Barnes & Noble, Inc. 1991 Employee Incentive Plan and the Barnes & Noble, Inc. 1996 Incentive Plan. The members of the former Incentive Plan Committee were Mr. Berdon (Chairman), Ms.

Monaco and Mr. Sheluck.

Nominating Committee. The function of the Nominating Committee is to seek qualified individuals as Directors of the Company. The current members of the Nominating Committee are Messrs. Riggio (Chairman), Dillard and Sheluck. The Nominating Committee did not meet during the fiscal year ended January 31, 1998.

COMPENSATION OF DIRECTORS

Non-employee Directors receive an annual fee of $20,000 with no additional fees for attendance at Board or committee meetings. All Directors of the Company are reimbursed for travel, lodging and related expenses incurred in attending Board meetings.

EXECUTIVE OFFICERS

The Company's executive officers, as well as additional information with respect to such persons, is set forth in the table below:

NAME                        AGE                    POSITION
----                        ---                    --------

Leonard Riggio               57      Chairman of the Board and Chief Executive Officer
Stephen Riggio               43      Vice Chairman and Chairman and Chief Executive Officer of BarnesandNoble.com
J. Alan Kahn                 51      Chief Operating Officer
Mitchell S. Klipper          40      Executive Vice President and President of Barnes & Noble Development
Marie J. Toulantis           44      Executive Vice President of Finance
Thomas A. Tolworthy          43      Vice President and President of Barnes & Noble Booksellers
David K. Cully               45      Vice President and President of Barnes & Noble Distribution
David S. Deason              39      Vice President Real Estate and Development
Maureen H. Golden            47      Vice President Marketing and Advertising
Frank J. O'Neill             49      Vice President and President of B. Dalton Bookseller
Jeffrey M. Killeen           44      Chief Operating Officer of BarnesandNoble.com
Mary Ellen Keating           41      Senior Vice President Corporate Communications and Public Affairs
Michael N. Rosen             57      Secretary

Information with respect to executive officers of the Company who also are Directors is set forth in "Information Concerning the Directors and Nominees" above.

J. ALAN KAHN joined the Company as Chief Operating Officer in December 1997. He joined B&N College in 1988 as President and Chief Operating Officer and was made Chief Executive Officer in 1995. Prior to that, he was Executive Vice President of B&N Trade and Mail Order from 1978 to 1988, and Vice President of Merchandising for B. Dalton from 1971 to 1978.


MITCHELL S. KLIPPER has been President of Barnes & Noble Development, the group responsible for selecting the Company's new store locations, since December 1995 and is an Executive Vice President of the Company. From March 1993 to December 1995, Mr. Klipper was President of Barnes & Noble Booksellers, Inc. ("B&N Booksellers"), a wholly owned subsidiary of the Company. Until September 1993, Mr. Klipper also was Chief Financial Officer of the Company, a position to which he was elected in September 1988. He was Vice President, Chief Financial Officer of B&N College from June 1986 to September 1988. Prior to June 1986, Mr. Klipper was an Audit Manager at the certified public accounting firm of KMG Main Hurdman.

MARIE J. TOULANTIS joined the Company as Executive Vice President, Finance in July 1997. Prior to that she was Senior Vice President of The Chase Manhattan Bank ("Chase") from May 1996 to June 1997 , where she was responsible for managing the bank's relationships with major accounts, including the Company's. Prior to that she held the position of Vice President at Chase from 1987 to May 1996.

THOMAS A. TOLWORTHY became President of B&N Booksellers in December 1995 and is also a Vice President of the Company. Prior to December 1995, Mr. Tolworthy was President of B. Dalton. He was Vice President of Store Operations of B. Dalton from September 1991 to February 1995 and was a Regional Director of B. Dalton from July 1989 to September 1991. Prior to 1989, Mr. Tolworthy was Stores Director for Duckwall/Alco Stores, Inc., a general merchandise retailer.

DAVID K. CULLY has been Vice President of the Company and President of Barnes & Noble Distribution, the group responsible for the Company's distribution center operations, since June 1992. Prior to June 1992, he was Vice President, General Merchandise Manager of the Company. Prior to joining the Company in 1989, Mr. Cully was Executive Vice President, General Merchandise Manager for Egghead Discount Software, Inc., a software retailer.

DAVID S. DEASON joined the Company in January 1990 as a Director of Real Estate and became Vice President, Real Estate in January 1997. Prior to joining the Company, Mr. Deason was a Director of Real Estate for S&A Restaurant Corporation, a national restaurant chain.

MAUREEN H. GOLDEN became Vice President, Marketing and Advertising in
September 1997. Prior to that, she had been Vice President, General Merchandise Manager of the Company from June 1992 to September 1997. She joined B&N College in July 1976 and has held various positions in buying and merchandising for the Company since 1987 and for B&N College from 1976 to 1987.

FRANK J. O'NEILL joined the Company as President of B. Dalton in November 1997 and also as a Vice President of the Company. Before joining the Company he was Senior Vice President, Real Estate for Lechters, a U.S. specialty retailing corporation from February 1992 to November 1997. Prior to that, he served in the same capacity for Melville Realty, where he was responsible for their mall real estate division.


JEFFREY M. KILLEEN joined the Company as Chief Operating Officer of BarnesandNoble.com in January 1998. Before joining the Company he was President and Chief Executive Officer of Pacific Bell Interactive Media from 1994 to
1998. During 1993 and 1994 he was President of American Insurance Services Group, a leading electronic publisher. From 1975 to 1993, he was an executive with The Dun & Bradstreet Corporation, most recently as Senior Vice President of its Reuben H. Donnelly subsidiary, a leading marketer and publisher of yellow pages.

MARY ELLEN KEATING joined the Company as Senior Vice President Corporate Communications and Public Affairs in January 1998. Before joining the Company she was Executive Vice President and General Manager of Hill and Knowlton, Inc. a public relations firm, from June 1991 to January of 1998.

The Company's officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of Common Stock, as of April 15, 1998, by each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, by each Director and nominee for Director, by each executive officer named in the Summary Compensation Table contained in "Executive Compensation," and by all Directors and executive officers of the Company as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him, her or it.

                                                                                      SHARES
                                                                                   BENEFICIALLY       PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                                                OWNED (1)       BENEFICIALLY OWNED (1)
------------------------------------                                                ---------       ----------------------

Leonard Riggio................................................................     16,698,222(2)              24.0%
   c/o Barnes & Noble, Inc.
   122 Fifth Avenue
   New York, New York 10011

Forstmann-Leff Associates, Inc................................................     10,642,130(3)              15.6%
   55 East 52nd Street
   New York, New York 10055

Neuberger & Berman, L.L.C.....................................................      3,959,300(4)               5.8%
   605 Third Ave.
   New York, New York 10158


Stephen Riggio................................................................      1,986,973(5)               2.8%
Mitchell S. Klipper...........................................................      1,505,789(5)               2.2%
Thomas A. Tolworthy...........................................................         88,154(5)                  *
David K. Cully................................................................        105,799(5)                  *
Matthew A. Berdon.............................................................         97,000(6)                  *
William Dillard, II...........................................................         50,000(5)                  *
Jan Michiel Hessels...........................................................         32,000(7)                  *
Irene R. Miller...............................................................        348,390(5)                  *
Margaret T. Monaco............................................................         36,000(7)                  *
Michael N. Rosen..............................................................         42,000(8)                  *
William Sheluck, Jr...........................................................         62,640(9)                  *
All directors and executive officers as a group (19 persons)..................    21,223,372(10)              28.7%


* Less than 1%.

(1) Shares of Common Stock that an individual or group has a right to acquire within 60 days after April 15, 1998 pursuant to the exercise of options, warrants or other rights are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for computing the percentage ownership of any other person or group shown in the table.

(2) Includes (i) 2,652,334 shares owned by B&N College (Mr. Riggio owns substantially all of the voting securities of B&N College), (ii) 1,360,000 shares owned by The Riggio Foundation, a charitable trust established by Mr. Riggio, with himself and his wife as trustees, and (iii) 1,318,750 shares issuable upon the exercise of stock options. The shares of Common Stock owned by Mr. Riggio are, and in the future may be, pledged as collateral for certain loans, including loans which were used to purchase Common Stock. The failure of Mr. Riggio to repay such loans, together with any sale by the pledgees of the pledged Common Stock, could result in a change in control of the Company.

(3) Forstmann-Leff Associates, Inc. ("FLA"), a New York corporation, is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940 (the "1940 Act"), and has sole voting power with respect to 3,636,730 of its shares. FLA shares voting power with respect to 536,300 of its shares, and dispositive power with respect to 2,405,300 of its shares, with its subsidiary, FLA Asset Management, Inc. ("FLA Management"), a registered investment adviser under the 1940 Act. FLA shares voting and dispositive power with respect to 87,800 of its shares with its subsidiary Stamford Advisers Corp., a registered investment adviser under the 1940 Act. FLA shares voting and dispositive power with respect to 101,600 of its shares with Forstmann-Leff Associates, L.P., a registered investment adviser under the 1940 Act. FLA Management is the general partner of Forstmann-Leff Associates L.P. FLA shares voting and dispositive power with respect to 3,842,400 of its shares with FLA Advisers L.L.C., a New York limited liability company. FLA Advisers L.L.C. is a registered investment adviser under the 1940 Act whose managing members are principals of FLA. The foregoing information is based upon a Schedule 13G filed by FLA with the Company in February 1998.

                                              (Footnotes continued on next page)

(4) Neuberger & Berman, L.L.C. ("N&B") has sole voting power with respect to 16,300 of its shares, and shares voting and dispositive power with respect to 3,939,300 of its shares with unrelated third parties. Of the 3,939,300 shares for which voting and dispositive power is shared, 2,739,600 shares are beneficially owned by Neuberger & Berman Guardian Portfolio, a series of Equity Managers Trust. N&B and Neuberger & Berman Management, Inc. ("N&B Management") are deemed to be beneficial owners of these shares since they both have shared power to make decisions whether to retain or dispose of the securities. N&B and N&B Management serve as sub-adviser and investment manager, respectively, of Neuberger & Berman Guardian Portfolio.

(5) All of these shares are issuable upon the exercise of stock options.

(6) Of these shares, 50,000 are issuable upon the exercise of stock options. One thousand shares are owned by Mr. Berdon's wife. Mr. Berdon disclaims any beneficial ownership of those shares.

(7) Of these shares, 30,000 are issuable upon the exercise of stock options.

(8) Of these shares, 30,000 shares are issuable upon the exercise of stock options. Of the other 12,000 shares, 10,000 are owned by Mr. Rosen's wife and 2,000 are owned by Mr. Rosen's daughter. Mr. Rosen disclaims any beneficial ownership of these shares.

(9) Of these shares, 50,000 are issuable upon the exercise of stock options. Of the other 12,640 shares, Mr. Sheluck shares voting and dispositive power with respect to 8,000 of these shares with his wife, and the remaining 4,640 shares are owned by minor children of Mr. Sheluck.

(10) Includes 5,763,260 shares issuable upon the exercise of stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee of the Board of Directors are Mr. Berdon (Chairman), Mr. Hessels, Mr. Sheluck and Ms. Monaco, none of whom is an officer or employee or former officer or employee of the Company. See "Meetings and Committees of the Board--Compensation Committee."

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid or accrued by the Company for services rendered during the years indicated to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers. The Company did not grant any restricted stock awards or free-standing stock appreciation rights or make any long-term incentive plan payouts during the years indicated.


                                               SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                  FISCAL YEAR
                                                  ENDED ON OR     ANNUAL COMPENSATION       SECURITIES
                                                     ABOUT                                  UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                       JANUARY 31      SALARY        BONUS      OPTIONS/SARS   COMPENSATION (1)
---------------------------                       ----------      ------        -----      ------------   ----------------

Leonard Riggio..................................      1998        $900,000(2)  $540,000          --              $ --
   Chairman of the Board and                          1997         900,000(3)   540,000          --                --
   Chief Executive Officer                            1996         900,000      405,000          --                --

Stephen Riggio..................................      1998         460,000      276,000         215,300          5,860(4)
   Vice Chairman, and Chairman and                    1997         448,462(3)   276,000          14,384          9,636
   Chief Executive Officer of BarnesandNoble.com      1996         385,577      180,000          12,090          5,061

Mitchell S. Klipper.............................      1998         460,000      276,000          15,300          8,987(5)
   Executive Vice President, and President            1997         448,462(3)   276,000          14,384          8,279
   of Barnes & Noble Development                      1996         395,192      180,000          13,950          8,506

Thomas A. Tolworthy.............................      1998         321,154      130,000           59,978         4,216
   Vice President, and President of                   1997         300,000(3)   120,000           10,788         3,135
   Barnes & Noble Booksellers                         1996         295,266       60,000          149,300         3,346


David K. Cully..................................      1998         321,154      130,000           59,978         4,000
   Vice President, and President of                   1997         300,000(3)    90,000           10,788         3,289
   Barnes & Noble Distribution                        1996         279,038       76,500           149,486          669



(1) Except as set forth in notes 3 and 4 below, "All Other Compensation" for the fiscal year ended January 31, 1998 is comprised of the Company's contributions to the Barnes & Noble, Inc. 401(k) Savings Plan (the "401(k) Plan").

(2) Mr. Riggio has voluntarily reduced his salary to $750,000 for the fiscal year ending January 30, 1999.

(3) Reflects annual salary for a 52-week period. The Company's fiscal year ended February 1, 1997 included 53 weeks. Salaries paid for that 53-week period were $917,308 for Leonard Riggio; $457,308 for each of Stephen Riggio and Mitchell S. Klipper; and $305,769 for each of Thomas A. Tolworthy and David K. Cully.


(4) Represents (a) $4,000 paid by the Company as a contribution to Mr. Riggio's 401(k) Plan, and (b) $1,860 paid by the Company as a premium on a term life insurance policy for the benefit of Mr. Riggio.

(5) Represents (a) $4,000 paid by the Company as a contribution to Mr. Klipper's 401(k) Plan, (b) 1,860 paid by the Company as a premium on a term life insurance policy for the benefit of Mr. Klipper and (c) $3,127 paid by the Company as a premium on a long-term disability insurance policy for the benefit of Mr. Klipper.

The following table sets forth certain information concerning options granted during the 52 weeks ended January 31, 1998 to the executive officers named in the Summary Compensation Table above. The Company did not grant any free-standing stock appreciation rights during the 52 weeks ended January 31, 1998.

                                                                OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                          INDIVIDUAL GRANTS

                                                          PERCENTAGE
                                                           OF TOTAL
                                          NUMBER OF      OPTIONS/SARS
                                          SECURITIES      GRANTED TO                                    PRESENT VALUE OF
                                          UNDERLYING     EMPLOYEES IN     EXERCISE                      GRANT AT DATE OF
                                         OPTIONS/SARS       FISCAL        PRICE PER    EXPIRATION       GRANT USING THE
NAME                                       GRANTED           1997           SHARE         DATE       BLACK-SCHOLES MODEL(1)
----                                       -------           ----           -----         ----       ----------------------

Leonard Riggio........................        --              --%             $--          --                 $--
Stephen Riggio........................      215,300          9.6%           17.125      4/02/07            1,554,406
Mitchell S. Klipper...................       15,300          0.7%           17.125      4/02/07              110,466
Thomas A. Tolworthy...................       59,978          2.7%           17.125      4/02/07              433,041
David K. Cully........................       59,978          2.7%           17.125      4/02/07              433,041


(1) Calculated using the Black-Scholes option-pricing model with the following assumptions: volatility of 28.0%, risk-free interest rate of 6.78% and an expected life of six years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the Black-Scholes model does not necessarily provide a reliable measure of the fair value of the Company's stock options.

The following table sets forth information concerning option exercises and the value of unexercised options as of January 31, 1998 for the executive officers named in the Summary Compensation Table above.


                                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                               AND
                                                FISCAL YEAR END OPTION/SAR VALUES

                                                               NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                 SHARES                             OPTIONS/SARS               IN-THE MONEY OPTIONS/SARS
                                ACQUIRED                        AT JANUARY 31, 1998               AT JANUARY 31, 1998
                                   ON          VALUE
NAME                            EXERCISE      REALIZED      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                            --------      --------      -----------     -------------     -----------     -------------

Leonard Riggio...............       --           $--         1,318,750          --            $26,258,690          $--
Stephen Riggio...............       --            --         2,124,323         228,919         48,704,523        3,353,512
Mitchell S. Klipper..........    300,000      6,384,877      1,492,519          29,539         30,841,269          438,896
Thomas A. Tolworthy..........     57,718        611,148         56,463         123,603          1,068,234        2,019,122
David K. Cully...............     45,678        597,992         80,546         123,662          1,527,884        2,020,101

EMPLOYEES' RETIREMENT PLAN

The Company's Employees' Retirement Plan (the "Retirement Plan") is a defined benefit pension plan covering all employees whose services are performed within the United States (including Puerto Rico) who are at least 21 years of age and who have completed at least one year of service and work a minimum of 1,000 hours per year. Vesting occurs after five years of service. The Retirement Plan provides Company-funded benefits based upon an employee's years of service and highest average annual salary for any five consecutive years in the last ten years of service.

A participant's annual benefit is determined for an employee, including an officer, generally as (i) 0.7% of the participant's average annual pay as determined in accordance with the Retirement Plan up to Social Security-covered compensation, multiplied by the participant's years of credited service, plus
(ii) 1.3% of the participant's average annual pay as determined in accordance with the Retirement Plan in excess of Social Security-covered compensation, multiplied by the participant's years of credited service. A participant's maximum benefit is limited pursuant to Section 415 of the Code to $125,000 for 1997, indexed annually. Compensation recognized under the Retirement Plan is limited to $160,000 for 1997 and 1998, indexed annually in accordance with

Section 404(l) of the Code.

Credited years of service under the Retirement Plan as of January 31, 1998 for the individuals named in the Summary Compensation Table above are: Leonard Riggio--10 years; Stephen Riggio--10 years; Mitchell S. Klipper--9 years; Thomas
A. Tolworthy--9 years; David K. Cully--8 years.

The following table illustrates the maximum annual amounts payable at age 65 under the Retirement Plan, based on various levels of highest average annual salary and years of credited service:

                                                                                  YEARS OF CREDITED SERVICE

ASSUMED HIGHEST AVERAGE SALARY                                         15          20         25          30         35
------------------------------                                         --          --         --          --         --
$125,000..........................................................     21,675      28,900     36,125      43,350     50,575
$150,000..........................................................     26,550      35,400     44,250      53,100     61,950
$160,000 and above (1)............................................     28,500      38,000     47,500      57,000     66,500

(1) The benefits shown corresponding to this compensation reflect the compensation limit under Section 401(a)(17) of the Code. A participant's compensation in excess of $150,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average earnings in plan years beginning in 1994 through 1996; a participant's compensation in excess of $160,000 (as adjusted to reflect cost-of-living increases) is disregarded for purposes of determining highest average earnings in plan years beginning in or after 1997. Benefits accrued as of the last day of the plan year beginning in 1993 on the basis of compensation in excess of $150,000 are preserved.

EMPLOYMENT AGREEMENTS

The Company recently renewed, for a two-year period, employment agreements with Stephen Riggio and Mitchell S. Klipper which were scheduled to expire in 1998. The agreements with Mr. Riggio and Mr. Klipper provide for their employment at an annual salary determined by the Company, subject to certain minimums. Each is entitled to an annual bonus determined in accordance with the Barnes & Noble, Inc. Supplemental Compensation Plan. The agreements also provide for life and long-term disability insurance, a two-year severance arrangement and a two-year post-employment, non-competition agreement. The agreements renew annually, unless terminated by either party on 12 months prior notice.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's executive officer compensation program is administered by the Compensation Committee of the Board of Directors, consisting of the four non-employee directors listed below. The program is based upon the following guiding principles:

1. The pay and benefits provided by the Company to its executive officers should be competitive and allow the Company to attract and retain individuals whose skills are critical to the long-term success of the Company.

2. The compensation offered by the Company should reward and motivate individual and team performance in attaining business objectives and maximizing stockholder value.

The Compensation Committee reviews the Company's executive compensation program each year. This review includes a comparison of the Company's executive compensation, corporate performance, stock appreciation and total return to the stockholders with that of other companies, including other retailers.

The key elements of the Company's executive compensation package consist of base salary, annual bonus and stock options. The Company's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee also considers and reviews the full compensation package afforded by the Company to its executive officers, including pension, insurance and other benefits. The Compensation Committee makes its determinations after receiving and considering the recommendations of the Company's chief executive officer.

Base Salaries. An executive officer's base salary is determined by evaluating the responsibilities of the position held, the individual's experience and the competitive marketplace for executive talent. The base salary is intended to be competitive with base salaries paid to executive officers with comparable qualifications, experience and responsibilities at other companies.

Annual Bonuses. In addition to a base salary, each executive officer is eligible for an annual cash bonus. Bonuses for senior executive officers of the Company are based upon annual net earnings of the Company and are determined pursuant to the Barnes & Noble, Inc. Supplemental Compensation Plan (the "Supplemental Compensation Plan"), which was approved by the Company's shareholders at their annual meeting on May 31, 1995.

The Supplemental Compensation Plan provides that senior executive officers designated by the Compensation Committee are entitled to a cash bonus in accordance with a sliding scale formula based on the extent to which a preestablished earnings-per-share target is attained. In general, not later than 90 days after the commencement of each fiscal year of the Company (and before 25% of the relevant period of service has elapsed), the Compensation Committee establishes in writing a target earnings-per-share (the "Target"), the attainment of which is substantially uncertain. The Target which is established for each fiscal year must exceed the earnings-per-share for the immediately previous fiscal year. Targets are subject to adjustment for recapitalizations, dividends, stock splits and reverse splits, reorganizations, issuances of additional shares, redemptions of shares, option or warrant exercises, reclassifications, significant acquisitions and divestitures and other extraordinary events.

Each participating executive officer is entitled to receive a cash bonus based on a percentage of his or her base salary for the fiscal year ("Base Salary") as follows:


                                                                                           THEN THE AMOUNT OF
IF ACTUAL EARNINGS-PER-SHARE ARE:                                                          THE CASH BONUS IS:

Less than 80% of Target................................................................      None
80% or more but less than 91% of Target................................................      30% of Base Salary
91% or more but less than 100% of Target...............................................      45% of Base Salary
100% or more but less than 109% of Target..............................................      60% of Base Salary
109% or more but less than 118% of Target..............................................      70% of Base Salary
118% or more of Target.................................................................      80% of Base Salary

Notwithstanding the foregoing, in no event will the maximum cash bonus payable to any participating executive officer under the Supplemental Compensation Plan exceed $900,000 with respect to any fiscal year. In addition, no participating executive officer is entitled to receive any bonus under the Supplemental Compensation Plan with respect to any fiscal year unless the Company's actual earnings-per-share for such fiscal year (subject to adjustment as provided above) exceeds earnings-per-share for the prior fiscal year. No bonuses are paid until the Compensation Committee certifies the extent to which the Target has been attained.

Leonard Riggio, Stephen Riggio, J. Alan Kahn, Mitchell S. Klipper and Marie J. Toulantis are the senior executive officers of the Company currently participating in the Supplemental Compensation Plan.

Stock Options. The general purpose of long-term awards, currently in the form of stock options, is to align the interests of the executive officers with the interests of the Company's stockholders. Additionally, long-term awards offer executive officers an incentive for the achievement of superior performance over time and foster the retention of key management personnel. In determining annual stock option grants, the Incentive Plan Committee has based its decision on the individual's performance and potential to improve stockholder value. The issuance of options at 100 percent of the fair market value also assures that executives will receive a benefit only when the stock price increases.

Compensation of Chief Executive Officer. Leonard Riggio's compensation is determined pursuant to the principles noted above, including a bonus as determined by the Supplemental Compensation Plan. Specific consideration is given to Mr. Riggio's responsibilities and experience in the industry and the compensation package awarded to chief executive officers of other comparable companies.

Impact of Section 162(m) of the Internal Revenue Code. The Compensation

Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), adopted under the Revenue Reconciliation Act of 1993. This section disallows a tax deduction for any publicly held corporation, for individual compensation exceeding $1,000,000 in any taxable year paid to its chief executive officer or any of its four other highest paid officers unless (i) the compensation is payable solely on account of the attainment of performance goals, (ii) the performance goals are determined by a compensation committee of two or more outside directors, (iii) the material terms under which compensation is to be paid are disclosed to and approved by stockholders and (iv) the compensation committee certifies that the performance goals were met. Because it is in the best interests of the Company to qualify to the maximum extent possible the compensation of its executives for deductibility under applicable tax laws, the Company has implemented the Supplemental Compensation Plan, which provides for the payment of compensation in compliance with the above guidelines.

                                     COMPENSATION COMMITTEE

                                     Matthew A. Berdon, Chairman
                                     Jan Michiel Hessels
                                     Margaret T. Monaco
                                     William Sheluck, Jr.

                                PERFORMANCE GRAPH

Performance Graph. The following table compares the cumulative total stockholder return on the Common Stock for the period commencing September 28, 1993 (the date on which the Common Stock commenced trading on the New York Stock Exchange) through January 30, 1998 (the last trading date during the Company's last completed fiscal year) with the cumulative total return on the Standard & Poor's 500 Stock Index (the, "S&P 500") and the Dow Jones Retailers, Other Specialty Industry Group Index (the "Dow Jones Specialty Retailers Index") over the same period. Total return values were calculated based on cumulative total return assuming (i) the investment of $100 in the Common Stock, the S&P 500 and the Dow Jones Specialty Retailers Index on September 28, 1993 and (ii) reinvestment of dividends.

                   BARNES & NOBLE                S&P 500      DOW JONES SPECIALTY RETAILERS INDEX
9/28/93                 100.0                     100.0                     100.0
1/28/94                 105.0                     103.7                     100.6
1/27/95                 147.5                     101.9                     103.4
1/26/96                 138.1                     134.7                      92.1
1/31/97                 155.6                     170.3                     109.1
1/30/98                 317.5                     212.4                     159.5

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases space for its executive offices in properties in which a principal shareholder/director/executive officer of the Company has a minority interest. The space was rented at an aggregate annual rent including real estate taxes of approximately $1,309,000 in the Company's fiscal year ended January 31, 1998 ("fiscal 1997").

Marboro Books Corp., the Company's mail-order subsidiary, leases a 76,000 square foot office/warehouse from a partnership in which a principal shareholder/director/executive officer of the Company has a 50% interest, pursuant to a lease expiring in 2023. Pursuant to such lease, the Company paid $743,000 in fiscal 1997.

The Company is provided with certain package shipping services by the LTA Group, Inc. ("LTA"), a company in which the brother of a principal shareholder/ director/executive officer of the Company acquired a 20% interest during fiscal 1996. During fiscal 1997, the Company paid LTA $11,528,000 for such services.

The Company leases retail space in a building in which Barnes & Noble College Bookstores, Inc. ("B&N College"), a company owned by a principal shareholder/ director/executive officer of the Company, subleases space for its executive offices. Occupancy costs allocated by the Company to B&N College for this space totaled $634,000 during fiscal year 1997. In connection with the space, the Company reimbursed B&N College, during fiscal 1997, for a landmark tax credit totaling $726,000.

B&N College also allocated certain expenses it incurred on behalf of the Company for salaries, employee benefit plan expenses and office support services approximating $75,000 during fiscal 1997. The Company charged B&N College $473,000 during fiscal 1997 for capital expenditures, business insurance, and other operating costs incurred on their behalf.

The Company uses a jet aircraft owned by B&N College and pays for the costs and expenses of operating the aircraft based upon the Company's usage. Such costs, which include fuel, insurance, personnel and other costs, approximated $1,910,000 during fiscal 1997.

On November 27, 1996, Babbage's Etc. LLC ("Babbage's"), a company owned by a principal shareholder/director/executive officer of the Company, acquired substantially all of the assets of Software Etc. Stores, Inc. ("Software"), a company (formerly a division of the Company) in which two principal shareholders/directors had an ownership interest, and assumed the operations of 14 retail software departments located within Barnes & Noble stores. As of January 31, 1998, there are 13 of these departments remaining. The Company pays all rent related to these properties for which it receives a license fee from Babbage's equal to 7.0% of the gross sales of such departments. The Company also provides real estate and construction services to Babbage's and purchases business insurance on its behalf for which the Company is reimbursed for its incremental costs to provide such services. The Company charged Babbage's $1,430,000 during fiscal 1997 for such services, license fees, rent, operating costs, insurance costs and benefit coverage. Babbage's also purchases merchandise from the Company at prices equal to the Company's cost to obtain and ship such merchandise.

Michael N. Rosen, the Secretary and a Director of the Company, is a senior member of Robinson Silverman Pearce Aronsohn & Berman LLP, which law firm has represented the Company since its organization.

The Company believes that the transactions discussed above, as well as the terms of any future transactions and agreements (including renewals of any existing agreements) between the Company and its affiliates, are and will be at least as favorable to the Company as could be obtained from unaffiliated parties. The Board of Directors will be advised in advance of any such proposed transaction or agreement and will utilize such procedures in evaluating the terms and provisions of such proposed transaction or agreement as are appropriate in light of the fiduciary duties of directors under Delaware law. In addition, the Board of Directors has established an Audit Committee, which consists of two independent directors. One of the responsibilities of the Audit Committee is to review related party transactions. See "Election of Directors--Meetings and Committees of the Board--Audit Committee."

                            APPROVAL OF THE AMENDMENT
                            TO THE COMPANY'S RESTATED
                          CERTIFICATE OF INCORPORATION

                                   Proposal 2

The Board of Directors has voted to recommend to the stockholders that the Company's Restated Certificate of Incorporation be amended in order to increase the number of authorized shares of Common Stock to 300,000,000 shares. The Board of Directors believes the approval of this amendment to the Restated Certificate of Incorporation is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

The authorized Common Stock of the Company currently consists of 100,000,000 shares, par value $.001 per share, 68,228,566 shares of which were outstanding as of the Record Date. An additional 6,179,087 shares were reserved for issuance pursuant to stock options granted or to be granted under the 1991 Incentive Plan and other stock options outstanding as of the Record Date, and an additional 5,531,645 shares were reserved for issuance pursuant to the stock options granted or to be granted under the 1996 Incentive Plan. If the proposed amendment to the 1996 Incentive Plan contained in this Proxy Statement is approved by the stockholders, an additional 5,000,000 shares will be reserved for issuance pursuant to the 1996 Incentive Plan. The Board of Directors believes that the authorization of additional shares is desirable to provide the Company with flexibility in connection with possible future stock splits, equity financings, joint ventures and acquisitions, in raising additional capital, for grants and as incentives to employees, officers, directors and consultants of the Company, and other general corporate purposes. The amendment may also have the effect of discouraging an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. If this amendment is approved, the Board of

Directors will have additional shares of Common Stock available to effect a sale of shares (either in public or private transactions, mergers, consolidations or similar transactions) which would increase the number of outstanding shares and would thereby dilute the interest of current stockholders and/or a party attempting to obtain control of the Company. The Company has no existing understanding or agreement for the issuance of any shares of Common Stock (other than the shares currently reserved for issuance as described above), nor is the Company aware of any existing or threatened efforts to obtain control of the Company.

If the amendment to the restated certificate of incorporation is approved by the Stockholders, the Board of Directors will have authority to issue such shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future.

The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Restated Certificate of Incorporation. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

              APPROVAL OF THE AMENDMENT TO THE BARNES & NOBLE, INC.
                               1996 INCENTIVE PLAN

                                   Proposal 3

The Board of Directors has approved, subject to the approval of the Company's stockholders, an amendment to the 1996 Incentive Plan (the "Incentive Plan"), which increases the maximum number of shares that may be the subject of awards to 11,000,000 shares. Currently, the Incentive Plan allows a maximum of 6,000,000 shares to be the subject of awards.

The Incentive Plan provides that options to acquire shares of Common Stock ("Shares") may be granted to key officers, employees, consultants, advisors and Directors of the Company or any of its subsidiaries or affiliates as shall be selected from time to time by a committee of not fewer than two Directors of the Company (the "Committee"), as designated by the Board of Directors. The purpose of the Incentive Plan is to assist the Company in attracting and retaining selected individuals to serve as Directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Common Stock. The Board of Directors believes that stock options provide performance incentives to eligible participants to the benefit of the Company and its stockholders, and recommends approval of the Amendment to the Incentive Plan by the stockholders.

Awards under the Incentive Plan may take the form of stock options ("Options"), including corresponding share appreciation rights ("SARs") and reload options, restricted stock awards and stock purchase awards.


The following is a summary of the Incentive Plan, incorporating the proposed amendment to increase the maximum number of shares available for issuance. This summary is qualified in all respects by reference to the full text of the Incentive Plan included herein as Appendix A.

Share Authorization
The maximum number of Shares that may be the subject of awards under the Incentive Plan is 11,000,000 Shares. The Incentive Plan provides that in any given year, the maximum number of Shares with respect to which Options or SARs may be granted to any employee is 700,000 Shares. Shares covered by any unexercised portions of terminated Options, Shares forfeited by participants and Shares subject to any awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to new awards under the Incentive Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of awards under the Incentive Plan. Shares subject to Options, or portions thereof, with respect to which SARs are exercised, are not again available for the grant of awards under the Incentive Plan. The Shares to be issued or delivered under the Incentive Plan are authorized and unissued Shares, or issued Shares that have been acquired by the Company, or both.

Incentive Plan Administration

The Incentive Plan is admistered by the Compensation Committee (the "Committee") currently consisting of Messrs. Berdon (Chairman), Hessels and Sheluck and Ms. Monaco. The Board of Directors may remove from, add members to, or fill vacancies in the Committee. The Committee is authorized, subject to the provisions of the Incentive Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Incentive Plan. Subject to the provisions of the Incentive Plan, the Committee shall have authority, in its sole discretion, to grant awards under the Incentive Plan, to interpret the provisions of the Incentive Plan and, subject to the requirements of applicable law, to prescribe, amend, and rescind rules and regulations relating to the Incentive Plan or any award thereunder as it may deem necessary or advisable.

Any award to a member of the Committee shall be made pursuant to a formula which provides that each person who hereafter is elected or appointed to membership on the Board of Directors of the Company and who is a Non-Employee Director on the date of his or her election or appointment, shall on such effective date of election or appointment automatically be granted Options to purchase 40,000 Shares at their then fair market value, with 25% of each such Option (covering 10,000 Shares) becoming exercisable on each of the next four anniversaries of said grant date, at which time (said fourth anniversary) 100% of said Options shall be exercisable. For these purposes, a "Non-Employee Director" shall be a Director of the Company who is not otherwise an employee of the Company or any of its affiliates or subsidiaries on the grant date and has not been employed by the Company or any of its affiliates or subsidiaries for any part of the twelve months preceding such date. Each Option granted to a Non-Employee Director under the Incentive Plan shall be exercisable for a period of ten years from the date of automatic grant and shall be subject to the restrictions and limitations set forth in the Incentive Plan.

Options

"Incentive Stock Options" meeting requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and "Nonqualified Stock Options" that do not meet such requirements are both available for grant under the Incentive Plan . The term of each Option will be determined by the Committee, but no Option will be exercisable prior to six months from the date of grant or more than ten years after the date of grant (except in the case of Options that are nonqualified Stock Options, where the Committee can specify a longer period). Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee. In general, the exercise price for Incentive Options must be at least equal to 100% of the fair market value of the Shares on the date of the grant and the exercise price for Nonqualified Stock Options will be determined by the Committee at the time of the grant. The exercise price can be paid in cash, or if approved by the Committee, by tendering Shares owned by the participant.

Options are not transferable except by will or the laws of descent and distribution and may be exercised only by the participant (or his guardian or legal representative) during his or her lifetime, except as provided below, provided, however, the Nonqualified Stock Options may, under certain circumstances, be transferable to family members and trusts for the benefit of the participant or his family members. If a participant's employment with the Company or service as a consultant or Director terminates for any reason (other than death or disability), any unexercised or unexpired Options will be deemed canceled and terminated on the date of such termination, unless the Committee decides to extend the term of such Options for a period not exceeding three months. In addition, where a participant's service terminates other than by reason of death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any unexercised or unexpired Nonqualified Stock Options to be exercisable for a period of time to be specified by the Committee. If a participant dies while employed by the Company or during his term as a consultant or Director, any unexercised or unexpired Options will be, to the extent exercisable on the date of death, exercisable by the participant's estate or by any person who acquires such Options by bequest or inheritance, at any time generally within one year after such death. If a participant becomes totally disabled and his employment or service as a consultant or Director terminates as a result of such disability, the participant (or his guardian or legal representative) will have the unqualified right to exercise any unexercised and unexpired Options generally for one year after such termination.

Share Appreciation Rights

The Incentive Plan provides that SARs may be granted in connection with the grant of Options. Each SAR must be associated with a specific Option and must be granted at the time of grant of such Option. A SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of a SAR, the recipient is entitled to receive from the Company, without the payment of any cash (except for any applicable withholding taxes), up to, but no more than, an amount in cash or Shares equal to the excess of (A) the fair market value of one Share on the date of such exercise over (B) the exercise price of any related Option, multiplied by the number of Shares in respect of which such SAR shall have been exercised. Upon the exercise of a SAR, the related Option, or the portion thereof in respect of which such SAR is exercised, will terminate. Upon the exercise of an Option granted in tandem with a SAR, such tandem SAR will terminate.

Reload Options

The Committee may grant, concurrently with the award of any Option (an "Underlying Option"), a reload option (a "Reload Option") to such participant to purchase for cash or Shares a number of Shares equal to the number of Shares delivered by the participant to the Company to exercise the Underlying Option. Although an Underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option. A Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the Shares on the date of grant of the Reload Option. A Reload Option is exercisable six months from the date of grant. A Reload Option permits a participant to retain the potential Share appreciation in the number of already-owned Shares that are used to exercise an Underlying Option. Retention of such potential appreciation is accomplished by granting options for the number of Shares used to pay the exercise price of the Underlying Option. In this way, Reload Options provide a participant with the opportunity to build up ownership of Shares covered by an Underlying Option earlier during the Option term than through a single exercise at or near the end of the Option term.

Restricted Stock

The Company may award restricted Shares under the Incentive Plan. Such a grant gives a participant the right to receive Shares subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the Shares may be based upon performance standards, length of service or other criteria as the Committee may determine. Until all restrictions are satisfied, lapsed or waived, the Company will maintain custody over the restricted Shares but the participant will be able to vote the Shares and will be entitled to all distributions paid with respect to the Shares, as provided by the Committee. During such restrictive period, the restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

Stock Purchase Awards


The Incentive Plan also permits the grant of stock purchase awards. Participants who are granted a stock purchase award are provided with a stock purchase loan to enable them to pay the purchase price for the Shares acquired pursuant to the award. A stock purchase loan will have a term of years to be determined by the Committee. The purchase price of Shares acquired with a stock purchase loan is the price equal to the fair market value on the date of the award. The Incentive Plan provides that up to 100% of the stock purchase loan may be forgiven over the loan term subject to such terms and conditions as the Committee shall determine, provided that the participant has not resigned as an employee of the Company. At the end of the loan term, the unpaid balance of the stock purchase loan will be due and payable. The interest rate on a stock purchase loan will be determined by the Committee. Stock purchase loans will be secured by a pledge to the Company of the Shares purchased pursuant to the stock purchase award and such loans will be recourse or non-recourse to a participant, as determined from time to time by the Committee.

If a participant's employment with the Company is terminated for any reason other than death or disability, the balance of the stock purchase loans to such participant will be immediately due and payable, unless otherwise determined by the Committee. Notwithstanding the foregoing, if a participant's employment terminates by reason of death, disability, termination without "cause" or a "change of control", the balance of such participant's stock purchase loans may be forgiven in full by the Committee.

Antidilution Provisions

The number of Shares authorized to be issued under the Incentive Plan and subject to outstanding awards (and the grant or exercise price thereof) may be adjusted to prevent dilution or enlargement of rights in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar capitalization change.

Certain Federal Income Tax Consequences of The Incentive Plan

The following is a brief summary of the principal federal income tax consequences of awards under the Incentive Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state , local or foreign tax consequences.

A participant is not subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Stock Option. However, upon exercise, the difference between the fair market value of the Shares and the exercise price is an item of tax preference subject to the possible application of the alternative minimum tax. If a participant does not dispose of Shares acquired through the exercise of an Incentive Stock Option in a "disqualifying disposition" (i.e., no disposition occurs within two years from the date of grant of the Incentive Stock Option nor within one year of the transfer of the Shares to the participant), then the participant will be taxed only upon the gain, if any, from the sale of such Shares, and such gain will be taxable as gain from the sale of a capital asset.

The Company will not receive any tax deduction on the exercise of an Incentive Stock Option or, if the above holding period requirements are met, on the sale of the underlying Shares. If there is a disqualifying disposition (i.e., one of the holding period requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount included in income by the participant. The participant generally will be required to include in income an amount equal to the difference between the fair market value of the Shares at the time of exercise and the exercise price. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

If Nonqualified Stock Options are granted to a participant, there are no federal income tax consequences at the time of grant. Upon exercise of the Option, the participant must report as ordinary income an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The Company will receive a tax deduction in like amount. Any appreciation in value after the time of exercise will be taxed as capital gain and will not result in any deduction by the Company.

No income will be realized by the participant in connection with the grant of any SAR. The participant must include in ordinary income the amount of cash received and the fair market value on the exercise date of any Shares received upon the exercise of a SAR. The Company will be entitled to a deduction equal to the amount included in such participant's income by reason of the exercise of any SAR.

The receipt of a Reload Option by a holder of an Incentive Stock Option or a Nonqualified Stock Option who pays the exercise price in full or in part with previously acquired Shares should not affect the tax treatment of the exercise of such Incentive Stock Option or Nonqualified Stock Option (including the amount of ordinary income, if any, recognized upon exercise). A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of a Nonqualified Stock Option at the time of grant of the Reload Option). A Reload Option will constitute a Nonqualified Stock Option for federal income tax purposes and will be taxed as such in the manner set forth above.

Except as described in the following paragraph, a grant of restricted Shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, based on the fair market value of the Shares when they are no longer subject to a substantial risk of forfeiture or they become transferable. The Company will be entitled to take a commensurate deduction at that time.

A participant may elect to recognize taxable ordinary income at the time restricted Shares are awarded in amount equal to the fair market value of the

Shares at the time of grant, determined without regard to any forfeiture restrictions. Any such election must be filed with the Internal Revenue Service within 30 days following the date of grant. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the Shares will be taxed at the capital gains rate when the Shares are sold. However, if, after making such an election, the Shares are forfeited, the participant will be unable to claim a deduction.

A participant who receives a stock purchase award incurs no tax liability and the Company does not receive any deduction at the time Shares are acquired through a stock purchase award. However, to the extent the stock purchase loan is forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a commensurate deduction at such time. In general, stated interest paid or accrued on a stock purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a stock purchase loan does not state adequate interest, interest may be imputed resulting in a participant recognizing compensation income; however, where a participant is a current employee, he should have a commensurate interest expense (which may or may not be deductible by the participant).

Change in Control

Upon the occurrence of a change in control of the Company, all Options and related SARs may become immediately exercisable, the restricted Shares may fully vest and stock purchase loans may be forgiven in full.

Termination, Amendment and ERISA Status

The Incentive Plan will terminate by its terms and without any action by the Board of Directors on May 28, 2006. No awards may be made after that date. Awards outstanding on May 28, 2006 will remain valid in accordance with their terms.

The Committee may amend or alter the terms of awards under the Incentive Plan, including to provide for the forgiveness in whole or in part of stock purchase loans, the release of the Shares securing such loans or the termination or modification of the vesting or performance provisions of the grants of restricted Shares, but no such action shall in any way impair the rights of a participant under any award, without such participant's consent.

If the Board of Directors determines that the Incentive Plan cannot, or that an award need not, satisfy the requirements for exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended, then the Committee can waive or modify those provisions in the Incentive Plan pertaining to such Section 16(b) requirements including certain holding period requirements, restrictions on the transferability of certain options, restrictions on the frequency of amending the Incentive Plan, and the time period for exercising SARs.

The Board of Directors may amend or terminate the Incentive Plan. No such amendments or termination of the Incentive Plan shall in any way impair the rights of a participant under any award previously granted, without such participant's consent. In addition, any amendment or termination will be subject to stockholder approval if approval is required by federal or state law or regulation or rule of any stock exchange or quotation system on which the Shares are listed or quoted.

The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The Board of Directors recommends that the stockholders vote FOR the adoption of the amendment to the 1996 Incentive Plan. Proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

                                   PROPOSAL 4

The Board of Directors has appointed the firm of BDO Seidman, LLP, which firm was engaged as independent certified public accountants for the fiscal year ended January 31, 1998, to audit the financial statements of the Company for the fiscal year ending January 30, 1999. A proposal to ratify this appointment is being presented to the stockholders at the Meeting. A representative of BDO Seidman, LLP will be present at the Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS CONSIDERS BDO SEIDMAN, LLP TO BE WELL QUALIFIED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                  OTHER MATTERS

The Company does not intend to present any other business for action at the Meeting and does not know of any other business intended to be presented by others. If any matters other than the matters described in the Notice of Annual Meeting of Stockholders and this Proxy Statement should be presented for stockholder action at the Meeting, it is the intention of the persons designated in the proxy to vote thereon according to their best judgment.

Proxy Solicitation. Solicitation may be made personally, by telephone, by telegraph or by mail by officers and employees of the Company who will not be additionally compensated therefor. In addition, the Company has engaged the firm of Corporate Investor Communications, Inc. to solicit proxies for a fee of $7,500 plus expenses. The Company will request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy. The Company will reimburse such persons for their expenses in so doing.

Financial and Other Information. The Company's Annual Report for the fiscal year ended January 31, 1998, including financial statements, is being sent to stockholders together with this Proxy Statement.

Compliance with Section 16(a) of the Securities Exchange Act. Section 16(a) of the Exchange Act requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, Directors and greater than ten-percent stockholders are required to furnish the Company with copies of all such forms they file.

To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required, all filing requirements applicable to its executive officers, Directors, and greater than ten-percent stockholders were complied with, except that Marie J. Toulantis filed a late Form 3, J. Alan Kahn, Frank O'Neill, Jeffrey M. Killeen and Mary Ellen Keating filed late Form 3's by including their Form 3 information on their Form 5's, and David K. Cully, Maureen H. Golden and William Sheluck, Jr. each filed a late Form 4 regarding one stock sale transaction and William Sheluck, Jr. filed a late Form 5 with respect to stock gifts made to his minor children.

Stockholder Proposals. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 1999 must be received by the Secretary, Barnes & Noble, Inc., 122 Fifth Avenue, New York, New York 10011, no later than December 31, 1998.

In addition, the Company's By-Laws provide that, in order for a stockholder to nominate a person for election to the Board of Directors at an annual meeting of stockholders or to propose business for consideration at such meeting, such stockholder must give written notice to the Secretary of the Company not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder must be given not later than the close of business on the tenth day following the day on which such notice of the date the meeting was mailed or such public disclosure was made. Such notice must contain the proposing stockholder's record name and address, and the class and number of shares of the Company which are beneficially owned by such stockholder. Such notice must also contain: (1) in the case of nominating a person for election to the Board of Directors, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person's written consent to being a nominee and to serving as a director if elected; and (2) in the case of proposing business for consideration, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the proposing stockholder in such business.

STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY. A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                                           By Order of the Board of Directors

                                           Leonard Riggio
                                           Chairman

May 1, 1998

                                                                      APPENDIX A

                              BARNES & NOBLE, INC.
                              1996 INCENTIVE PLAN*

     BARNES & NOBLE, INC., a corporation formed under the laws of the State of Delaware (the "Company"), hereby establishes and adopts the following 1996 Incentive Plan (the "Plan").

                                    RECITALS

     WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

     WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of stock options ("Options"), grants of stock appreciation rights, grants of Stock Purchase Awards (hereafter defined), and grants of Restricted Stock Awards (hereafter defined) to those individuals whose judgment, initiative and efforts are or have been responsible for the success of the Company.

     NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.

                               PURPOSE OF THE PLAN

     1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Company's shares of common stock ("Shares"). Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a grant of a stock appreciation right, a grant of a Stock Purchase Award, a grant of a Restricted Stock Award, or any other award made under the terms of the Plan.

------------
* Revised to reflect two-for-one stock split effected September 22, 1997 and proposed increase in shares available for issuance.

                                   ARTICLE 2.

                            SHARES SUBJECT TO AWARDS

     2.1. Number of Shares. Subject to the adjustment provisions of Section 9.10 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, stock appreciation rights, Stock Purchase Awards or Restricted Stock Awards shall not exceed 11,000,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

     (1) issued or issuable pursuant to Options that have been or may be exercised;

     (2) issued or issuable pursuant to Stock Purchase Awards; and

     (3) issued as, or subject to issuance as, a Restricted Stock Award.

     2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of stock appreciation rights shall not again be available for the grant of Awards under the Plan.

     2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

     2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 9.10 hereof, the number of Shares which may be granted hereunder to any employee during any fiscal year under all forms of Awards shall not exceed 700,000 Shares. If an Option is cancelled, the cancelled Option shall continue to be counted toward the 700,000 limit for the year granted. An Option (or a stock appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or stock appreciation right) and a grant of a new Option (or stock appreciation right), both of which shall be counted toward the 700,000 limit for that fiscal year.

                                   ARTICLE 3.

                         ELIGIBILITY AND ADMINISTRATION

     3.1. Awards to Employees and Directors. (a) Participants who receive (i) Options under Articles 4 and 6 hereof or stock appreciation rights under Article 5 ("Optionees"), and (ii) Stock Purchase Awards under Article 7 or Restricted Stock Awards under Article 8 (in either case, a "Participant"), shall consist of such key officers, employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive stock option" may be granted only to an individual that is an employee of the Company or any of its subsidiaries. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

          (b) No Option which is intended to qualify as an "incentive stock option" may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and
(ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

     3.2. Administration. (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code, except that if the Directors determine that (i) the Plan cannot satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not exempt from Section 16(b) of the Exchange Act), then the members of the Committee need not be "disinterested persons," or (ii) they no longer want the Plan to comply with the requirements of Code Section 162(m), then the members of the Committee need not be "outside directors." Any Award to a member of the Committee shall be made strictly in accordance with the terms of Section 4.1(b).

          (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

          (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors and employees, and other Plan participants.

                                   ARTICLE 4.

                                     OPTIONS

     4.1. Grant of Options. (a) Key Individuals, Directors and Employees. The Committee shall determine, within the limitations of the Plan, those key individuals and the Directors and employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

          (b) Non-Employee Directors. Notwithstanding any provision of this Plan to the contrary, all persons who are Non-Employee Directors (as defined below) shall receive Awards under this Plan only as follows: (i) all Non-Employee Directors on January 16, 1996 shall automatically be granted Options to purchase 40,000 Shares at their then Fair Market Value, with 25% of each such Option (covering 10,000 Shares) exercisable immediately (or on such later date as stockholder approval of this Plan is obtained) and an additional 25% shall become exercisable on each January 1 thereafter through January 1, 1999, at which time 100% of said Options shall be exercisable; and (ii) each person who thereafter is elected or appointed to membership on the Board of Directors of the Company and who is a Non-Employee Director on the date of his election or appointment, shall on such effective date of election or appointment automatically be granted Options to purchase 40,000 Shares at their then Fair Market Value, with 25% of each such Option (covering 10,000 Shares) becoming exercisable on each of the next four anniversaries of said grant date, at which time (said fourth anniversary) 100% of said Options shall be exercisable. For purposes of this paragraph (b), a "Non-Employee Director" shall be a Director who is not otherwise an employee of the Company or any of its affiliates or subsidiaries on the grant date and has not been employed by the Company or any of its affiliates or subsidiaries for any part of the twelve months preceding such date. Each Option granted to a Non-Employee Director hereunder shall be exercisable for a period of ten years from the date of automatic grant and shall be subject to the restrictions and limitations set forth in the Plan. Notwithstanding any provision of this Plan to the contrary, the provisions of this Section 4.1(b) may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     4.2. Stock Option Agreements; etc. All Options granted pursuant to Article 4 and Article 6 herein (a) shall be authorized by the Committee (other than Options to Non-Employee Directors under Section 4.1(b)) and (b) shall be evidenced in writing by stock option agreements ("Stock Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

     4.3. Option Price. Subject to Section 3.1(b), the option price per each Share purchasable under any "incentive stock option" granted pursuant to this
Article 4 and any "non qualified stock option" granted pursuant to Article 6 herein shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per each Share purchasable under any "nonqualified stock option" granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option. Notwithstanding the foregoing, the option price per each Share purchasable under any Option granted to a Non-Employee Director pursuant to Section 4.1(b) shall be equal to 100% of the Fair Market Value of such Share on the date of grant of such Option.

     4.4. Other Provisions. Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 9 hereof and any other applicable terms and provisions of the Plan.

                                   ARTICLE 5.

                            STOCK APPRECIATION RIGHTS

     5.1. Grant and Exercise. Stock appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A "stock appreciation right" is a right to receive cash or Shares, as provided in this
Article 5, in lieu of the purchase of a Share under a related Option. A stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a stock appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the stock appreciation right. A stock appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

     5.2. Terms and Conditions. Stock appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (a) Stock appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

          (b) Upon the exercise of a stock appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option price per Share specified in the related Option multiplied by the number of Shares in respect of which the stock appre ciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares; provided, however, in the case of a stock appreciation right exercised by a person subject to Section 16 of the Exchange Act, the Holder's written notice specifying the form of payment is subject to the approval of the Committee. Each stock appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law; provided, however, that no stock appreciation right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six months of its term for cash.

          (c) No stock appreciation right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and stock appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

          (d) Upon the exercise of a stock appreciation right, the Option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

          (e) Stock appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option price at which Shares can be acquired pursuant to the Option.

          (f) Stock appreciation rights may be exercised for cash by a person subject to Section 16 of the Exchange Act only during the period beginning on the third business day, and ending on the twelfth business day, following the release of quarterly and annual summary statements of sales and earnings, as set forth in Rule 16b-3(e)(1)(ii) of the Exchange Act.

                                   ARTICLE 6.

                                 RELOAD OPTIONS

     6.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any participant in the Plan, the Committee may grant a reload option (a "Reload Option") to such participant to purchase for cash or Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. The grant of a Reload Option shall become effective upon the exercise of an Underlying Option by delivering to the Company Shares held by the Optionee for at least six months. Notwithstanding the fact that the Underlying Option may be an "incentive stock option," a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

     6.2. Reload Option Amendment. Each Stock Option Agreement shall state whether the

Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement.

     6.3. Reload Option Price. The option price per Share deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the grant of the Reload Option becomes effective.

     6.4. Term and Exercise. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

     6.5. Termination of Employment. No Reload Option shall be granted to an Optionee when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

     6.6. Applicability of Other Sections. Except as otherwise provided in this
Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

                                   ARTICLE 7.

                              STOCK PURCHASE AWARDS

     7.1. Grant of Stock Purchase Awards. The term "Stock Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to an employee (a "Purchase Loan") as set forth in this
Article 7.

     7.2. Terms of Purchase Loans. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to their Fair Market Value on the date of the Stock Purchase Award.

          (b) Interest on Purchase Loan. A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

          (c) Forgiveness of Purchase Loan. Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan (the "Conditions"). A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

     7.3. Security for Loans. (a) Stock Power and Pledge. Purchase Loans granted to

Participants shall be secured by a pledge of the Shares acquired pursuant to the Stock Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. Purchase Loans shall be recourse or non- recourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Stock Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Award). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Stock Purchase Award.

          (b) Release and Delivery of Share Certificates During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Stock Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

          (c) Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Stock Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

     7.4. Termination of Employment. (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

          (b) Termination of Employment by Voluntary Resignation. In the event of a Participant's termination of employment for any reason other than death or "disability," the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

     7.5. Restrictions on Transfer. No Stock Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

                                   ARTICLE 8.

                             RESTRICTED STOCK AWARDS

     8.1. Restricted Stock Awards. (a) Grant. A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Stock Award." The Committee may grant to any employee an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written agreement (a "Restricted Stock Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Stock Awards need not be the same for each Participant receiving such Awards.

          (b) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Stock Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Stock Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

          (c) Stockholder Rights. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Restricted Stock Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a stockholder of the Company with respect to all Shares subject to the Restricted Stock Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

          (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

          (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 10.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

     8.2. Terms of Restricted Shares. (a) Forfeiture of Restricted Shares. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Stock Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

          (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Stock Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                   ARTICLE 9.

                         GENERALLY APPLICABLE PROVISIONS

     9.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive stock option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced.

     9.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

     9.3. Exercise of Options. Options granted under the Plan shall be exercised by the Optionee thereof (or by his executors, administrators, guardian or legal representative, as provided in Sections 9.6 and 9.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii); provided, however, that payment may not be pursuant to (iii) above unless the Optionee shall have owned the Shares being tendered in payment for a period of at least six months prior to the date of exercise of the Option. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

     9.4. Non-Transferability of Options. Except as provided in Section 9.11, no Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative.

     9.5. Termination of Employment. In the event of the termination of employment of an Optionee or the termination or separation from service of an advisor or consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above. Notwithstanding the foregoing, in the event of the termination or separation from service of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any "nonqualified stock options" granted to such Optionee under the Plan and not previously exercised or expired to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 9.1 above.

     9.6. Death. In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above.

     9.7. Disability. In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee) due to total disability, the Optionee, or his guardian or legal representative, shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

     9.8. Six-Month Holding Period. Notwithstanding anything to the contrary in the Plan, each Option (or the Shares underlying the Option) granted to an individual who is subject to Section 16 of the Exchange Act, must be held by such individual for a combined period of at least six months from the date the Option is granted (or until such earlier date as satisfies any legal requirement for exemption under Rule 16b-3 of the Exchange Act and as satisfies all other applicable law); provided that the sale, transfer or other disposition of any Shares underlying any Option shall be permitted within such period to the extent the sale, transfer or other disposition is exempt under Rule 16b-3 of the Exchange Act and all other applicable law.

     9.9. Amendment and Modification of the Plan. The Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advis able, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board of Directors may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act or any applicable law, except as otherwise provided in Sections 3.2 or 9.11 hereof; and further provided that the Board of Directors may not, without the approval of the Company's stockholders, amend the Plan to
(a) increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 9.10 hereof), (b) reduce the minimum option price specified by Sections 3.1(b) and 4.3 hereof, (c) increase the maximum permissible term of any Option specified by Section 3.1(b)(ii) or
9.1 hereof, and (d) remove responsibility for administering the Plan from the Committee. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant under any Award previously granted without such Optionee's or Participant's consent.

     9.10. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin- off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of

Options, (ii) the number and type of Shares subject to outstanding Options and stock appreciation rights, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number.

     9.11. Other Provisions. Notwithstanding anything in this Plan to the contrary, if the Board of Directors determine that the Plan cannot, or that an Award need not, satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not exempt from Section 16(b) of the Exchange Act), then the Committee shall have the authority to waive or modify those provisions of the Plan which are intended to satisfy such Rule 16b-3 requirements and shall allow an Optionee who has been granted "nonqualified stock options" to transfer any or all of such options to any one or more of the following persons: (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee; or (ii) a trust for the benefit of those persons described in clause (i) above or for the benefit of such Optionee, or for the benefit of any such persons and such Optionee; provided, however, that such transferee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; and provided further, however, that such Optionee shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with an Optionee's transferee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 9.11.

                                   ARTICLE 10.

                                  MISCELLANEOUS

     10.1. Tax Withholding. The Company shall notify an Optionee or Participant of any income tax withholding requirements arising as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee or Participant such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant to pay such withholding taxes. If the Optionee or Participant shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations.

     10.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the em ployment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

     10.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any stock appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

     10.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

     10.5. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

     10.6. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

     10.7. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote at a duly constituted meeting of the stockholders; provided, however, that the adoption of the Plan is subject to such stockholder approval within 12 months after the date of adoption of the Plan by the Board of Directors. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award and related stock appreciation rights shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to May 28, 2006, on which date the Plan will expire except as to Awards and related stock appreciation rights then outstanding under the Plan. Such outstanding Awards and stock appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

     10.8. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

1. Election of Directors

   FOR all nominees
   listed below

   WITHHOLD AUTHORITY to vote
   for all nominees listed below

   *EXCEPTIONS

   Nominees: Leonard Riggio, Jan Michiel Hessels, and William Sheluck, Jr.

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

   *Exceptions

2. Approval of the amendment of the company's restated certificate of incorporation to increase the number of authorized shares of Common Stock.

        FOR   AGAINST   ABSTAIN

3. Approval of the amendment to the Barnes & Noble, Inc. 1996 Incentive Plan to increase the maximum number of shares that may be the subject of awards.

        FOR   AGAINST   ABSTAIN

4. Ratification of the appointment of BDO Seidman, LLP, as the independent certified public accountants of the company for the fiscal year ending January 30, 1999.

        FOR   AGAINST   ABSTAIN

Change of Address and
or Comments Mark Here

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:      , 1998

Signature

Signature if held jointly

Please Mark, Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

x

BARNES & NOBLE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Leonard Riggio and Stephen Riggio, and each of them, as his true and lawful Agents and Proxies, with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Barnes & Noble, Inc. held of record by the undersigned on April 15, 1998, at the Annual Meeting of Stockholders to be held on June 3, 1998, and any adjournments or postponements thereof, with the same effect as if the undersigned were present and voting such shares, on all matters as further described in the accompanying Proxy Statement.
     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders dated May 1, 1998 and the accompanying Proxy Statement.
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
     By executing this proxy, the undersigned hereby revokes all prior proxies.

(Continued, and to be signed and dated on the reverse side.)

BARNES & NOBLE, INC.
P.O. BOX 11280
NEW YORK, N.Y. 10203-0280